Filed pursuant to Rule 497(e)
Registration No. 333-132400

seeking consistent,

above-average total returns

Highland Equity Opportunities Fund

An investment portfolio of Highland Funds I
managed by
Highland Capital Management, L.P.

Prospectus

Class A and C Shares

January 9, 2007

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Telephone: (877) 665-1287

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT AND RISK SUMMARY

Investment Objective

The investment objective of Highland Equity Opportunities Fund (the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Principal Investment Strategies

The Fund, invests, under normal circumstances, at least 80% of the value of its “Assets” in equity securities. “Assets” means net assets, plus the amount of any borrowings for investment purposes. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization. In addition, the Fund may invest up to 20% of the value of its Assets in a wide variety of other, non-equity securities and financial instruments, domestic or foreign, of all kinds and descriptions, including but not limited to, bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest any percentage of its assets in securities of non-U.S. issuers, including emerging market issuers.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, primarily options, as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments for risk management and for income enhancement, which is also known as speculation.

The Fund is a non-diversified portfolio of securities that seeks above-average returns, while also attempting to preserve capital and mitigate risk through hedging activities. In the absence of a pooling vehicle such as the Fund, an investor would not ordinarily be able to monitor, evaluate and implement the same investment strategies as the Fund.

The Fund’s investment strategy utilizes the analytical models of Highland Capital Management, L.P. (“Highland” or the “Adviser”) to evaluate potential equity securities of companies of varying market capitalizations in an attempt to isolate those securities with the greatest potential for capital appreciation. The Adviser also endeavors to be proactive and attempt to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund. In addition to investing in equity securities, the Fund’s investment strategy includes short selling, investments in options and fixed-income securities (such as bonds and other debt securities), the use of leverage and capital structure arbitrage and making event-driven investments. The Fund expects to generate capital appreciation from its short sales and the use of leverage and capital structure arbitrage and expects to generate income (and capital appreciation, if any) from its event-driven investments and its investments in equity securities, options and fixed income securities.

Although the strategy and asset allocation utilized by the Fund is primarily centered on publicly-traded equity securities, the Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets. Accordingly, the Adviser may take advantage of investment opportunities and may invest up to 20% of the value of its Assets in other asset classes, as described above. See “Investment and Risk Information.” When adverse market or economic conditions occur, however, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed-income securities, including high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

The Fund’s Board of Trustees may change any of the foregoing investment policies, including its investment objective, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the Investment Company Act of 1940 (the “1940 Act”), but it will adhere to the diversification requirements under the Internal Revenue Code of 1986 (the “Code”). The Fund, however, is not intended to be a complete investment program. Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or particular issuers than a diversified fund could. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers.

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Principal Risks

Set forth below is a summary of certain risks that you should carefully consider before investing in the Fund. See “Investment and Risk Information” below for a more detailed discussion of the risks of this investment.

•	No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period.

•	The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities.

•	Stocks are subject to market, economic and business risks that cause their prices to fluctuate.

•	Highland may be incorrect in its assessment of the value of securities the Fund holds, which may result in a decline in the value of Fund shares.

•	Preferred stocks and debt securities convertible into, or exchangeable for, common or preferred stock also are subject to:

(i) interest rate risk — when interest rates rise, the value of such securities generally declines; and

(ii) credit risk — issuer of such security might not be able to make interest and principal payments when due.

•	When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund.

•	When the Fund writes a call option it retains the risk of loss if the price of the underlying security declines; when the Fund writes a put option it could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the put option.

•	Short sales that are not made “against-the-box” (as defined under “Investment and Risk Information — Investment Risks”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

•	Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

•	The Fund lacks an operating history, therefore, it might not grow to an economically-viable size and might be liquidated at a time that is not beneficial for all shareholders.

•	Investments in securities of companies with micro, small or medium capitalizations involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

•	The Fund may invest any percentage of its total assets in securities of non-U.S. issuers, including securities of emerging market issuers; these securities involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

For more information about the risks associated with the Fund, see “Investment and Risk Information.”

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking above-average growth of capital as well as income, while also attempting to preserve principal and manage risk

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

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•	seek stability of principal more than growth of capital

•	intend to trade frequently in Fund shares

Risk/Return Bar Chart and Table

The Fund’s commencement of operations is expected to begin on or about the date of this Prospectus; therefore, the Fund currently has no investment performance information to report. After the Fund has had operations for at least one calendar year, its prospectuses will include a bar chart and a table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compared to those of the Standard & Poor’s Corporation (“S&P”) 500 Index. The S&P 500 Index is S&P’s composite index of 500 stocks, a widely-recognized, unmanaged index of common stock prices in the United States. As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future. Both the chart and the table will assume the reinvestment of dividends and distributions.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class A and Class C Shares of the Fund.

	Class A	Class C

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.50%	None
Sales Charge Imposed on Reinvested Dividends	None	None
Maximum Contingent Deferred Sales Charge (“CDSC”) (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None(2)	1.00%(3)
Exchange Fee(4)	None	None
Redemption Fee (as a percentage of amount redeemed) (4)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund’s assets)
Management Fees(5)	2.45%	2.45%
Distribution and Service (12b-1) Fees	0.35%	1.00%
Short Sales Dividend and Interest Expense	0.40%	0.40%
Other Expenses (6)	0.50%	0.50%
Total Annual Fund Operating Expenses	3.70%	4.35%
Less: Fee Waivers and Expense Reimbursements(7)	(0.35)%	(0.35)%
Net Expenses (includes Distribution and Service (12b-1) Fees and Short Sales Dividend and Interest Expense)(7) (8)	3.35%	4.00%

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Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same; however, the fee waiver and expense reimbursement agreement remains in effect for only the first 12 months, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year		3 Years

Class A(9):	$869		$1,592
Class C: if you did not sell your shares	$402		$1,290
if you sold all your shares at the end of the period	$502	(10)	$1,290

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	Class A shares bought without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% CDSC if the shares are sold within 18 months from each purchase. The 18-month period begins on the day on which the purchase was made.

(3)	The CDSC is 1.00% within the first year after each purchase. There is no CDSC thereafter.

(4)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within two months or less of their purchase date (see “Redemption of Shares”).

(5)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets.

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(7)	Pursuant to a written fee waiver and expense reimbursement agreement, Highland has agreed to waive its advisory and/or administration fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes, and extraordinary expenses, if any) so that such annual expenses will not exceed 2.60% of the Average Daily Managed Assets for each of Class A Shares and Class C Shares for the Fund’s first 12 months of operations (which will commence on or after the date of this Prospectus). Additionally, effective upon the commencement of the Fund’s operations Highland voluntarily has agreed to waive 100% of its advisory fee, which agreement may be terminated at any time by Highland upon 14 days’ written notice to investors. If this voluntary fee waiver were to remain in effect for the Fund’s first 12 months of operations, the written fee waiver and expense reimbursement agreement would not be operative, and the voluntary fee waiver would result in “Net Expenses” (which includes Distribution and Service (12b-1) Fees and Short Sales Dividend and Interest Expense) for Class A Shares and Class C Shares of 1.45% and 2.10%, respectively, of their Average Daily Managed Assets. Any such waivers or reimbursements will lower the particular class’s overall expense ratio and increase its overall return to investors.

(8)	This number is not a maximum number and might fluctuate, depending on the amount of expenses, if any, that are permissible for exclusion under the written agreement described in the preceding footnote. Excluding the “Short Sales Dividend and Interest Expense,” “Net Expenses” would have been 2.95% and 3.60% for Class A Shares and Class C Shares, respectively.

(9)	Assumes sales charge is deducted when shares are purchased.

(10)	Assumes applicable CDSC is deducted when shares are sold.

Distribution and service fees include an asset-based sales charge. As a result, if you hold your shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

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INVESTMENT AND RISK INFORMATION

Investment Objective

The Fund’s investment objective is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Principal Investment Strategies

Long Equity.  The Adviser expects a majority of the Fund’s investments will generally be in common stock. The Fund’s focus will be on companies of varying size that have a reasonable expectation of producing above-average returns. The Adviser favors companies that are actively traded in the United States, but is willing to invest in companies without respect to market capitalization, geographic location or market sector. In addition, the Adviser believes that in order to sustain superior investment results, it is necessary to invest the Fund’s portfolio from time to time in instruments that will produce high absolute returns while at the same time reducing risk to the overall portfolio.

The Adviser will analyze certain financial measures before investing in a company, such as the company’s historical and expected cash flows, its projected earnings growth, its valuation relative to its growth and to that of its industry, the historical trading patterns of the company’s securities, and forecasts and projections for the relevant industry group. The Adviser will at times gather information about a company from consultants, analysts, competitors, suppliers and customers that may help the effectiveness of the analysis performed.

Short Selling.  The Adviser may short individual stocks as a means of attempting to reduce risk and increase performance. Stocks are shorted for a variety of reasons including: (i) temporary overvaluation due to short-term market euphoria for a sector; (ii) faulty business model; (iii) poor earnings; (iv) questionable accounting practices; (v) deteriorating fundamentals; and (vi) weak management unable to adapt to changes in technology, regulation or the competitive environment. Technical analysis may also be used to help in the decision making process. The Adviser believes that by focusing on specific companies that are experiencing any one or more of these elements, the Adviser should be able to identify profitable short sale candidates in most stock market environments.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any dividends or interest received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock. Although the Trust reserves the right to utilize short sales, and currently intends to employ this strategy, Highland is under no obligation to do so.

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Options.  The Fund may invest in options on securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.

Fixed-Income Securities.  Highland may invest in fixed-income securities (bonds) as part of the strategic operations of the Fund. Highland may take advantage of special investment opportunities in the high-yield and convertible segments of the fixed-income market. Highland considers convertible securities to be equity securities, with the expectation of providing both current income and capital appreciation. Highland may also seek opportunities in government-issued fixed-income securities as deemed appropriate.

Leverage.  To a limited extent, the Fund may increase the number and extent of its “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases the Fund’s use of leverage. Highland does not expect that the Fund will incur indebtedness in connection with its operations, other than interest on margin debts or deposits with respect to securities positions.

Capital Structure Arbitrage.  Highland seeks to use the Fund’s assets to exploit pricing inefficiencies in a firm’s capital structure. This strategy will entail purchasing the undervalued security, and selling the overvalued, expecting the pricing disparity between the two to close out.

Event-Driven Investments.  When the opportunity arises, the Fund may invest in companies based upon certain situations or events, such as the launching of a new product, changes in management, a corporate restructuring, a merger or an acquisition.

Occasionally, the Fund may engage in arbitrage transactions that Highland believes represent an exceptional risk/reward opportunity. Risk arbitrage opportunities generally arise during corporate mergers, leverage buyouts or takeovers. Frequently the stock of the company being acquired will trade at a significant discount to the announced deal price. This discount compensates investors for the time value of money and the risk that the transaction may be canceled. If the discount is significantly greater than Highland’s assessment of the underlying risk, the strategy will be implemented. As with short selling, options and fixed-income securities, Highland intends to use event-driven investments as a tactical, opportunistic strategy and not as part of the Fund’s normal operations.

Non-U.S. Securities.  The Fund may invest any percentage of its total assets in securities of non-U.S. issuers (“non-U.S. securities”), including securities of so-called emerging market issuers, which may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. An issuer is deemed to be a non-U.S. issuer if it meets the following tests: (i) such issuer was not organized in the U.S.; (ii) such issuer’s primary business office is not in the U.S.; (iii) the principal trading market for such issuer’s securities is not located in the U.S.; (iv) less than 50% of such issuer’s assets are located in the U.S.; or (v) 50% or more of such issuer’s revenues are derived from outside the U.S. Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers.

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Similarly, volume and liquidity in most non-U.S. securities markets are less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Emerging market countries generally include every nation in the world, except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Investment Process

Investment Identification.  The Adviser will use two primary methods of identifying potential investments. The first method will involve independent sorting and research of financial and corporate documents filed with the Securities and Exchange Commission (“SEC”), as well as general and financial news, through the use of third-party research databases, news services and screening software. The second method will rely on the professional relationships that the Adviser has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, securities traders, brokers, corporate managers, corporate attorneys and accountants.

The Adviser’s investment decisions will take into consideration its view of macroeconomic conditions and industry trends, and will be based on the Adviser’s analysis of a security’s relative value. It is contemplated that investments will be made without regard to a company’s level of capitalization or the tax consequences of the investment (short or long-term capital gains).

Portfolio Evaluation.  Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives. The Adviser does not anticipate that a material amount of its short sales will involve securities for which a dividend or interest payment will be owed a lender. The Adviser may invest in derivatives for this purpose.

Investment and Portfolio Monitoring.  The Adviser will continually monitor the Fund’s positions to ensure that the investment thesis behind each is intact. The Adviser will also monitor trading prices so that profits can be taken as trading and intrinsic values converge or losses can be minimized in the event of a significant shift in an investment’s fundamental premise. The Adviser will further monitor investment positions in view of the portfolio as a whole in order to manage risk.

In selecting investments for the Fund, the Adviser focuses on issuers that:

•	have strong, free cash flow and pay regular dividends

•	have potential for long-term earnings per share growth

•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business

•	are well-managed

•	will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed-income security and may result in above-average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. The Adviser will not rely on any specific rating criteria when deciding whether to invest the Fund’s assets in convertible securities and may invest its assets in convertible bonds that are rated “junk.”

The Fund emphasizes value. The Fund will generally take long positions in equity securities that the Adviser believes are undervalued and short positions in equity securities that the Adviser believes are overvalued.

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If the Adviser finds that the premise upon which an investment was made is no longer intact, the Adviser will then reconsider the factors described above. If the investment is no longer attractive as a stand-alone investment or as part of the Fund’s portfolio, the Adviser may sell or, with respect to a short position, close such investment.

Investment Risks

Investing in the Fund involves the following risks:

No Operating History.  The Fund has no operating history. The Fund is subject to the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective, that the value of your investment could decline substantially and that it will not grow to an economically-viable size and thus might be liquidated at a time that is not beneficial for all shareholders.

The Fund’s Investment Activities.  The Fund’s investment activities involve a significant degree of risk. The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Adviser. Such factors include a wide range of economic, political, competitive and other conditions that may affect investments in general or specific industries or companies. In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of the Fund to realize profits. As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period.

Frequency of Trading.  The Adviser will sell a security or close a short position when it believes it is appropriate to do so, regardless of how long the Fund has held or been short the securities. The Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. High turnover will increase the Fund’s transaction costs and may increase your tax liability if the transactions result in capital gains. The frequency of the Fund’s trading will vary from year to year, depending on market conditions.

Non-Diversification.  Due to the nature of the Fund’s investment strategy and its non-diversified status, it is possible that a material amount of the Fund’s equity could be invested in the securities of only a few companies. Investing a significant portion of the Fund’s portfolio in any one issuer would subject the Fund to a greater degree of risk with respect to the failure of one or a few issuers.

Hedging Transactions.  The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Specific strategies for reducing or “hedging” market exposure include buying put options on individual stocks or market indices, writing covered call options on stocks that the Fund owns or call options on market indices and establishing short futures positions on one or more market indices correlated with the Fund’s portfolio.

Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful.

Market Volatility.  The profitability of the Fund substantially depends upon the Adviser correctly assessing the future price movements of stocks, bonds, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price and interest rate movements.

Counterparty Creditworthiness.  The Fund intends to engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, Highland reviews and monitors the creditworthiness of any institution that enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an

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opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Options.  There are several risks associated with transactions in options on securities, such as, exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Short Selling.  Short sales by the Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Leverage.  When deemed appropriate by the Adviser and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

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If the amount of borrowings that the Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the net asset value of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the additional monies borrowed fails to cover their cost to the Fund, the net asset value of the Fund will generally decline faster than would otherwise be the case.

Non-U.S. Securities.  The Fund may invest any percentage of its total assets in non-U.S. securities, including securities of so-called emerging market issuers, which may include securities denominated in U.S. dollars; non-U.S. currencies or multinational currency units. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: expropriation or nationalization of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; economic, political or social instability; and diplomatic developments that could affect investments in those countries.

Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in Non-U.S. Securities also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.

Emerging Markets.  The Fund may invest any percentage of its total assets in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Micro, Small and Mid-Cap Securities.  The Fund may invest in companies with micro, small or medium capitalizations. Securities issued by micro, small or mid-cap companies can be more volatile than, and perform differently from, securities issued by large-cap companies. There may be less trading in such companies’ securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with large-cap company securities. Such companies may have fewer business lines; changes in any one line of

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business, therefore, may have a greater impact on a micro, small or mid-cap security’s price than is the case for a large-cap security. In addition, such companies’ securities may not be well known to the investing public.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s Statement of Additional Information (“SAI”) and (ii) on the Fund’s website: http://www.highlandfunds.com.

MANAGEMENT OF THE FUND

Board of Trustees and Investment Adviser

The Board of Trustees of the Fund has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund. Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240 (“Highland”), serves as the investment adviser to the Fund. The Fund and Highland have entered into an investment advisory agreement (the “Investment Advisory Agreement”) pursuant to which Highland will provide the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research, and in that connection Highland furnishes offices, necessary facilities and equipment, personnel and pays the compensation of the Trustee of the Fund who is Highland’s affiliate. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s Average Daily Managed Assets. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the Fund’s annual report for the fiscal year ending August 31, 2007. The agreement with the Adviser may be terminated by the Fund or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, on 60 days’ written notice. In addition, the agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of July 31, 2006, Highland had approximately $27.6 billion in assets under management. Highland is also the Fund’s Administrator (see “Administrator/Sub-Administrator” in the SAI for details). Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Portfolio Managers

The Fund’s portfolio will initially be managed by Mauricio Chavarriaga and James D. Dondero. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Fund.

James D. Dondero.  Mr. Dondero is a founder and President of Highland. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia, 1984 with degrees in Accounting and Finance. Mr. Dondero is a Certified Public Accountant, Chartered Financial Analyst and a Certified Management Accountant.

Mauricio Chavarriaga.  Mr. Chavarriaga is Highland’s principal equity trader. Prior to his current position, Mr. Chavarriaga was a Director within Highland’s Business Development Group, primarily evaluating and executing transactions related to Highland’s merger & acquisitions activities. Prior to joining Highland in 2003, Mr. Chavarriaga worked for Merrill Lynch & Co. within that firm’s Global Leveraged Finance Group, originating, structuring and executing high yield bond and leveraged loan transactions. Mr. Chavarriaga originally joined Merrill Lynch in 1995 as an Analyst within the company’s Global Debt Markets sales and trading division, primarily focusing on corporate bond

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origination and trading, and subsequently transferred to the firm’s Global Leverage Finance Group as an Associate. Mr. Chavarriaga holds a BA in Business Administration from the University of Florida.

Distributor

Fund shares are offered for sale through PFPC Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, Pennsylvania 19406. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address.

HOW TO BUY SHARES

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase Fund shares from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Distributor with respect to the sale of shares of the Fund (a “Financial Advisor”), or PFPC Inc., the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on behalf of the Fund. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good form.” “Good form” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary signatures. Customer orders will be priced at the Fund’s net asset value (“NAV”) next computed after they are received by a Financial Advisor or its authorized designee. Investors may be charged a fee if they effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA Patriot Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you, which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable. Outlined below are various methods for buying shares:

Method	Instructions

Through your financial advisor	Your financial advisor can help you establish your account and buy Fund shares on your behalf. To receive the current trading day’s price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the Fund, c/o the Transfer Agent, at the address noted below, a completed application and check made payable to “Highland Equity Opportunities Fund.”(2)
By check (existing account)(1)	For existing accounts, fill out and return to the Fund, c/o the Transfer Agent, at the address noted below, the additional investment stub included in your account statement, or send a letter of instruction, including the Fund name and account number, with a check made payable to “Highland Equity Opportunities Fund.”(2)

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Method	Instructions

By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other Highland funds for shares of the same class of the Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the Fund, c/o the Transfer Agent, at the address noted below or call (877) 665-1287.(2)
By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Send funds by wire to:
PNC Bank, N.A. Philadelphia, PA ABA #031-0000-53 FFFC #8615597735 Highland Funds FBO: (Equity Opportunities Fund/[Your] Account number)
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to the Fund, c/o the Transfer Agent, at the address noted below. After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.(2)
By electronic funds transfer via automated clearing house (ACH)(1)	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two banking days to settle and be considered in “good form.” You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the Fund at (877) 665-1287 or visit the Fund’s website (http://www.highlandfunds.com).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH that does not clear may be cancelled, and the investor will be responsible for any expenses and losses to the Fund.

(2)	Regular Mail: Send to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 Overnight Mail: Send to the Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860

Investment Minimums*

Initial Investment	$5,000
Subsequent Investments	$1,000
Automatic Investment Plan**	$200

*	For retirement plans, the investment minimum is $25 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and meet the initial investment minimum.

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The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

MULTIPLE SHARE CLASSES

Choosing a Share Class

The Fund offers two classes of shares in this Prospectus — Class A and Class C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more can be made only in Class A Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. The Fund also offers exclusively to certain institutional and other eligible investors an additional class of shares, Class Z Shares, which are made available through a separate prospectus.

Sales Charges

You may be subject to an initial sales charge when you purchase shares or a CDSC when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on the total amount of your additional purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

	Sales Charge
	As a	As a	% of
	% of	% of	Offering Price
	the Public	Your Net	Paid to
Amount Invested	Offering Price	Investment	Financial Advisor

Less than $50,000	5.50	5.82	4.75
$50,000 to $99,999	4.25	4.44	3.75
$100,000 to $249,999	3.25	3.36	2.75
$250,000 to $499,999	2.25	2.30	1.75
$500,000 to $999,999	1.75	1.78	1.50
Greater than $1,000,000*	none	none	**

*	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase was made. The CDSC does not apply to retirement plans purchased through a fee-based program.

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**	For Class A Share purchases of $l million or more, Financial Advisors receive a cumulative commission from the Distributor as follows:

Amount Purchased	Commission %

Less than $3 million	1.00
$3 million to less than $5 million	0.80
$5 million to less than $25 million	0.50
$25 million or more	0.25

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation, which privilege works as follows: if the combined value (determined at the current public offering price) of your accounts in all classes and shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Distributor and your Financial Advisor in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation. As used herein, “Participating Funds” refers to the Floating Rate Funds, the Money Market Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Distributor and as otherwise permitted from time to time by the Board of Trustees of the Fund.

You may also pay a lower sales charge when purchasing Class A shares by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. Upon request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. In addition, certain other investors may purchase shares at a reduced sales charge or NAV, which is the value of a Fund share excluding any sales charges. See the SAI for a description of these situations.

The Fund makes available free of charge on its website (http://www.highlandfunds.com) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Fund’s website.

Class C Shares

Your purchases of Class C Shares are at Class C’s NAV. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The Distributor pays your Financial Advisor an up-front commission of 1.00% on sales of Class C Shares.

Distribution and Service Fees

In addition to a CDSC, each class of shares is authorized under a distribution plan (the “Plan”) to use the assets attributable to a class to finance certain activities relating to the distribution of shares to investors. These include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plan, distribution and service fees paid by the Fund to the Distributor will be at an annual rate of 0.35% of average daily net assets attributable to Class A Shares and 1.00% of average daily net assets attributable to Class C Shares. The Distributor may pay all or a portion of these fees to Financial Advisors whose clients own shares

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of the Fund. These payments may include fees payable to NexBank Securities, Inc. (“NexBank”), an NASD-member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. In addition, Highland may, from time to time, at its expense out of its own financial resources, and/or the Distributor may, from time to time, out of any amounts received from the Fund pursuant to the Plan, make cash payments to broker-dealers as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer (“Asset-Based Payments”). Each of the Distributor and/or Highland may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. The Distributor, out of amounts received pursuant to the Plan or its own resources, and/or Highland may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on Fund shares sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in the Distributor’s or Highland’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of the Fund’s shares, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan. Each of the Distributor and/or Highland determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Highland to any broker-dealer in connection with the distribution of any Fund shares will count towards the maximum imposed by the National Association of Securities Dealers, Inc. on underwriter compensation in connection with the public offering of securities.

The Trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees.

Contingent Deferred Sales Charges (“CDSCs”)

As described above, certain investments in Class A and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC generally declines each year until there is no charge for redeemed shares. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the day on which the purchase was made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC. In certain circumstances, CDSCs may be waived, as described in the SAI.

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REDEMPTION OF SHARES

You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may temporarily stop redeeming its shares when trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the net asset value next determined after the Transfer Agent or Financial Advisor receives your redemption request in proper form. See “Net Asset Value” for a description of the calculation of net asset value.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Fund’s Board of Trustees has adopted policies and procedures that impose a 2.00% redemption fee (short-term trading fee) on Class A Shares and Class C Shares that are redeemed or exchanged within two months or less after the date of a purchase. This fee is calculated based on the shares’ aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, is retained by the Fund, and does not benefit the Fund’s Adviser, Distributor or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems’ limitations and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These programs include programs utilizing omnibus accounts. The Fund seeks to apply these policies uniformly.

Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to the redemption fee.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

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You may redeem shares through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. IRA shareholders should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: Highland Equity Opportunities Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 877-665-1287 or visiting our website at www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another investment company advised by the Adviser or participating in the Fund’s exchange privilege (see “Exchange of Shares”). Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

• proceeds by check	The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

• proceeds by bank wire	The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 877-665-1287 for more information about this plan.

Involuntary Redemption

The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

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Redemption Proceeds

A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days for checks and five business days for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined NAV after receipt by the Transfer Agent or your Financial Advisor of your redemption request.

The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only in the rare instance that the Board of Trustees believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash. If the Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors.

EXCHANGE OF SHARES

Shareholders of the Fund may exchange their shares on any business day for shares of the same share class of Highland Floating Rate Fund or Highland Floating Rate Advantage Fund (together, the “Floating Rate Funds”), and such exchanges will be effected at the relative daily NAVs, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Floating Rate Funds into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy the Floating Rate Funds’ current minimum investment account requirement. Call (877) 665-1287 for the applicable Floating Rate Fund’s prospectus, including applicable investment minimums, and read it carefully before investing. While exchanges from the Fund to either of the Floating Rate Funds may be effected on any business day at relative NAVs, the liquidation of shares of the Floating Rate Funds may be effected only on their respective quarterly repurchase dates.

You can also exchange your Fund shares for shares of the RBB Money Market Fund (the “Money Market Fund”). The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Floating Rate Funds may exchange their shares quarterly for shares of the same class of the Fund at the relative daily NAVs. The Floating Rate Funds are closed-end funds, the shares of which are continuously offered pursuant to their respective separate prospectuses. Shares of the Floating Rate Funds are not redeemable, but unlike most closed-end funds the shares of the Floating Rate Funds are not traded on a stock exchange. Consequently, the only way that a shareholder of each such fund may liquidate shares of those funds is by tendering shares, or effecting an exchange, on the next quarterly repurchase date. Shareholders of the Floating Rate Funds may exchange their shares for shares of one another or of the Fund pursuant to an SEC exemptive order that permits the Floating Rate Funds to comply with the 1940 Act exchange rule as though they were open-end funds.

If the shares of the Fund or of either of the Floating Rate Funds that you are exchanging are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares that you are exchanging. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the exchanged shares (and includes the period during which the acquired shares were held), and the applicable CDSC will be the CDSC of the original shares that you purchased. No CDSC is charged when you exchange your shares into the Money Market Fund; however, notwithstanding any statement

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above to the contrary, the applicable CDSC will be imposed when shares are redeemed from the Money Market Fund and will be calculated without regard to the time such shares were held in the Money Market Fund. Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes (see “Taxation”). The Fund may terminate your exchange privilege if the Adviser determines that your exchange activity is likely to impact adversely its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures. To exchange by telephone, call (877) 665-1287. Please have your account and taxpayer identification number available when calling.

NET ASSET VALUE

The NAV per share of each of the Fund’s Class A Shares and Class C Shares is calculated on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share next made after the purchase or redemption order is received in good form.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Fund’s Board of Trustees. Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost. All other portfolio securities are valued at fair value as determined in good faith pursuant to the Fund’s valuation policies. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices may also be deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades, but before the time for determination of the Fund’s NAV that has affected, or is likely to affect, more than minimally the NAV per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund’s NAV is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Trustees. In determining fair value, the Fund’s pricing procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. The Board of Trustees will review the Adviser’s fair value determinations periodically. The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

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DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and any capital gain distributions on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. For more information, please see the SAI, under “Income Tax Considerations.” Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences to you of an investment in the Fund.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders.

Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

If you sell or otherwise dispose of shares of the Fund (including exchanging them for shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such

21

gain or loss will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The discussions set forth herein and in the SAI do not constitute tax advice, and investors are urged to consult their own tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and fees and expenses of the Fund, we will send a single copy of the Fund’s prospectuses and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of our prospectuses and reports may be obtained by calling (877) 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

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Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information.  We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information.  We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information.  We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in Class A Shares and Class C Shares of Highland Equity Opportunities Fund (the "Fund"). Please read and retain this Prospectus for future reference. A Statement of Additional Information ("SAI") regarding the Fund, dated January 9, 2007, has been filed with the SEC. This Prospectus incorporates by reference the entire SAI (together with any supplement to it). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. You may obtain free copies of the SAI and the Fund's annual and semi-annual reports, request other information about the Fund and make other inquiries by calling the Fund at (877) 665-1287. The SAI and the Fund's annual and semi-annual reports are also available by visiting the Fund's website (http://www.highlandfunds.com) or writing to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. Information about the Fund (including the SAI and the Fund's annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (phone (202) 551-8090). Information about the Fund is available on the EDGAR Database on the SEC's website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's email address: (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Investment Co. Act File Number: 811-21866 You should rely only on the information contained in, or incorporated by reference into, this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Highland Funds c/o PFPC 101 Sabin Street Pawtucket, RI 02860 www.highlandfunds.com 2007-EOF-PROSAC

Filed pursuant to Rule 497(e)
Registration No. 333-132400

seeking consistent,

above-average total returns

Highland Equity Opportunities Fund

An investment portfolio of Highland Funds I

managed by

Highland Capital Management, L.P.

Prospectus

Class Z Shares

January 9, 2007

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Telephone: (877) 665-1287

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT AND RISK SUMMARY

Investment Objective

The investment objective of Highland Equity Opportunities Fund (the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Principal Investment Strategies

The Fund, invests, under normal circumstances, at least 80% of the value of its “Assets” in equity securities. “Assets” means net assets, plus the amount of any borrowings for investment purposes. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization. In addition, the Fund may invest up to 20% of the value of its Assets in a wide variety of other, non-equity securities and financial instruments, domestic or foreign, of all kinds and descriptions, including but not limited to, bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest any percentage of its assets in securities of non-U.S. issuers, including emerging market issuers.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, primarily options, as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments for risk management and for income enhancement, which is also known as speculation.

The Fund is a non-diversified portfolio of securities that seeks above-average returns, while also attempting to preserve capital and mitigate risk through hedging activities. In the absence of a pooling vehicle such as the Fund, an investor would not ordinarily be able to monitor, evaluate and implement the same investment strategies as the Fund.

The Fund’s investment strategy utilizes the analytical models of Highland Capital Management, L.P. (“Highland” or the “Adviser”) to evaluate potential equity securities of companies of varying market capitalizations in an attempt to isolate those securities with the greatest potential for capital appreciation. The Adviser also endeavors to be proactive and attempt to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund. In addition to investing in equity securities, the Fund’s investment strategy includes short selling, investments in options and fixed-income securities (such as bonds and other debt securities), the use of leverage and capital structure arbitrage and making event-driven investments. The Fund expects to generate capital appreciation from its short sales and the use of leverage and capital structure arbitrage and expects to generate income (and capital appreciation, if any) from its event-driven investments and its investments in equity securities, options and fixed income securities.

Although the strategy and asset allocation utilized by the Fund is primarily centered on publicly-traded equity securities, the Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets. Accordingly, the Adviser may take advantage of investment opportunities and may invest up to 20% of the value of its Assets in other asset classes, as described above. See “Investment and Risk Information.” When adverse market or economic conditions occur, however, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed-income securities, including high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

The Fund’s Board of Trustees may change any of the foregoing investment policies, including its investment objective, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the Investment Company Act of 1940 (the “1940 Act”), but it will adhere to the diversification requirements under the Internal Revenue Code of 1986 (the “Code”). The Fund, however, is not intended to be a complete investment program. Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or particular issuers than a diversified fund could. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers.

Principal Risks

Set forth below is a summary of certain risks that you should carefully consider before investing in the Fund. See “Investment and Risk Information” below for a more detailed discussion of the risks of this investment.

•	No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period.

•	The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities.

•	Stocks are subject to market, economic and business risks that cause their prices to fluctuate.

•	Highland may be incorrect in its assessment of the value of securities the Fund holds, which may result in a decline in the value of Fund shares.

•	Preferred stocks and debt securities convertible into, or exchangeable for, common or preferred stock also are subject to:

(i) interest rate risk — when interest rates rise, the value of such securities generally declines; and

(ii) credit risk — issuer of such security might not be able to make interest and principal payments when due.

•	When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund.

•	When the Fund writes a call option it retains the risk of loss if the price of the underlying security declines; when the Fund writes a put option it could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the put option.

•	Short sales that are not made “against-the-box” (as defined under “Investment and Risk Information — Investment Risks”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

•	Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The Fund lacks an operating history, therefore, it might not grow to an economically-viable size and might be liquidated at a time that is not beneficial for all shareholders.

•	Investments in securities of companies with micro, small or medium capitalizations involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

•	The Fund may invest any percentage of its total assets in securities of non-U.S. issuers, including securities of emerging market issuers; these securities involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

For more information about the risks associated with the Fund, see “Investment and Risk Information.”

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking above-average growth of capital as well as income, while also attempting to preserve principal and manage risk

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than growth of capital

•	intend to trade frequently in Fund shares

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Risk/Return Bar Chart and Table

The Fund’s commencement of operations is expected to begin on or about the date of this Prospectus; therefore, the Fund currently has no investment performance information to report. After the Fund has had operations for at least one calendar year, its prospectuses will include a bar chart and a table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compared to those of the Standard & Poor’s Corporation (“S&P”) 500 Index. The S&P 500 Index is S&P’s composite index of 500 stocks, a widely-recognized, unmanaged index of common stock prices in the United States. As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future. Both the chart and the table will assume the reinvestment of dividends and distributions.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class Z Shares of the Fund.

Class Z

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Sales Charge Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge (“CDSC”) (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None
Exchange Fee(2)	None
Redemption Fee (as a percentage of amount invested)(2)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund’s assets)
Management Fees(3)	2.45%
Distribution and Service (12b-1) Fees	None
Short Sales Dividend and Interest Expense	0.40%
Other Expenses(4)	0.50%
Total Annual Fund Operating Expenses	3.35%
Less: Fee Waivers and Expense Reimbursements(5)	(0.35)%
Net Expenses (includes Distributions and Service (12b-1) Fees and Short Sales Dividend and Interest Expense)(5)(6)	3.00%

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same; however, the fee waiver and expense reimbursement agreement remains in effect for only the first 12 months, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year	3 Years

Class Z:	$303	$1,000

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within two months or less of their purchase date (see “Redemption of Shares”).

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(3)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets.

(4)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(5)	Pursuant to a written fee waiver and expense reimbursement agreement, Highland has agreed to waive its advisory and/or administration fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes, and extraordinary expenses, if any) so that such annual expenses will not exceed 2.60% of the Average Daily Managed Assets for Class Z Shares for the Fund’s first 12 months of operations (which will commence on or after the date of this Prospectus). Additionally, effective upon the commencement of the Fund’s operations Highland voluntarily has agreed to waive 100% of its advisory fee, which agreement may be terminated at any time by Highland upon 14 days’ written notice to investors. If this voluntary fee waiver were to remain in effect for the Fund’s first 12 months of operations, the written fee waiver and expense reimbursement agreement would not be operative, and the voluntary fee waiver would result in “Net Expenses” (which includes Distribution and Service (12b-1) Fees and Short Sales Dividend and Interest Expense) for Class Z Shares of 1.10% of their Average Daily Managed Assets. Any such waivers or reimbursements will lower the class’s overall expense ratio and increase its overall return to investors.

(6)	This number is not a maximum number and might fluctuate, depending on the amount of expenses, if any, that are permissible for exclusion under the written agreement described in the preceding footnote. Excluding the “Short Sales Dividend and Interest Expense,” “Net Expenses” would have been 2.60%.

INVESTMENT AND RISK INFORMATION

Investment Objective

The Fund’s investment objective is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Principal Investment Strategies

Long Equity.  The Adviser expects a majority of the Fund’s investments will generally be in common stock. The Fund’s focus will be on companies of varying size that have a reasonable expectation of producing above-average returns. The Adviser favors companies that are actively traded in the United States, but is willing to invest in companies without respect to market capitalization, geographic location or market sector. In addition, the Adviser believes that in order to sustain superior investment results, it is necessary to invest the Fund’s portfolio from time to time in instruments that will produce high absolute returns while at the same time reducing risk to the overall portfolio.

The Adviser will analyze certain financial measures before investing in a company, such as the company’s historical and expected cash flows, its projected earnings growth, its valuation relative to its growth and to that of its industry, the historical trading patterns of the company’s securities, and forecasts and projections for the relevant industry group. The Adviser will at times gather information about a company from consultants, analysts, competitors, suppliers and customers that may help the effectiveness of the analysis performed.

Short Selling.  The Adviser may short individual stocks as a means of attempting to reduce risk and increase performance. Stocks are shorted for a variety of reasons including: (i) temporary overvaluation due to short-term market euphoria for a sector; (ii) faulty business model; (iii) poor earnings; (iv) questionable accounting practices; (v) deteriorating fundamentals; and (vi) weak management unable to adapt to changes in technology, regulation or the competitive environment. Technical analysis may also be used to help in the decision making process. The Adviser believes that by focusing on specific companies that are experiencing any one or more of these elements, the Adviser should be able to identify profitable short sale candidates in most stock market environments.

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A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any dividends or interest received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock. Although the Trust reserves the right to utilize short sales, and currently intends to employ this strategy, Highland is under no obligation to do so.

Options.  The Fund may invest in options on securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.

Fixed-Income Securities.  Highland may invest in fixed-income securities (bonds) as part of the strategic operations of the Fund. Highland may take advantage of special investment opportunities in the high-yield and convertible segments of the fixed-income market. Highland considers convertible securities to be equity securities, with the expectation of providing both current income and capital appreciation. Highland may also seek opportunities in government-issued fixed-income securities as deemed appropriate.

Leverage.  To a limited extent, the Fund may increase the number and extent of its “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases the Fund’s use of leverage. Highland

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does not expect that the Fund will incur indebtedness in connection with its operations, other than interest on margin debts or deposits with respect to securities positions.

Capital Structure Arbitrage.  Highland seeks to use the Fund’s assets to exploit pricing inefficiencies in a firm’s capital structure. This strategy will entail purchasing the undervalued security, and selling the overvalued, expecting the pricing disparity between the two to close out.

Event-Driven Investments.  When the opportunity arises, the Fund may invest in companies based upon certain situations or events, such as the launching of a new product, changes in management, a corporate restructuring, a merger or an acquisition.

Occasionally, the Fund may engage in arbitrage transactions that Highland believes represent an exceptional risk/reward opportunity. Risk arbitrage opportunities generally arise during corporate mergers, leverage buyouts or takeovers. Frequently the stock of the company being acquired will trade at a significant discount to the announced deal price. This discount compensates investors for the time value of money and the risk that the transaction may be canceled. If the discount is significantly greater than Highland’s assessment of the underlying risk, the strategy will be implemented. As with short selling, options and fixed-income securities, Highland intends to use event-driven investments as a tactical, opportunistic strategy and not as part of the Fund’s normal operations.

Non-U.S. Securities.  The Fund may invest any percentage of its total assets in securities of non-U.S. issuers (“non-U.S. securities”), including securities of so-called emerging market issuers, which may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. An issuer is deemed to be a non-U.S. issuer if it meets the following tests: (i) such issuer was not organized in the U.S.; (ii) such issuer’s primary business office is not in the U.S.; (iii) the principal trading market for such issuer’s securities is not located in the U.S.; (iv) less than 50% of such issuer’s assets are located in the U.S.; or (v) 50% or more of such issuer’s revenues are derived from outside the U.S. Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Emerging market countries generally include every nation in the world, except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Investment Process

Investment Identification.  The Adviser will use two primary methods of identifying potential investments. The first method will involve independent sorting and research of financial and corporate documents filed with the Securities and Exchange Commission (“SEC”), as well as general and financial news, through the use of third-party research databases, news services and screening software. The second method will rely on the professional relationships that the Adviser has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, securities traders, brokers, corporate managers, corporate attorneys and accountants.

The Adviser’s investment decisions will take into consideration its view of macroeconomic conditions and industry trends, and will be based on the Adviser’s analysis of a security’s relative value. It is contemplated that investments will be made without regard to a company’s level of capitalization or the tax consequences of the investment (short or long-term capital gains).

Portfolio Evaluation.  Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives. The Adviser does not anticipate that a material amount of its short sales will involve securities for which a dividend or interest payment will be owed a lender. The Adviser may invest in derivatives for this purpose.

Investment and Portfolio Monitoring.  The Adviser will continually monitor the Fund’s positions to ensure that the investment thesis behind each is intact. The Adviser will also monitor trading prices so that profits can be taken as trading and intrinsic values converge or losses can be minimized in the event of a significant shift in an investment’s fundamental premise. The Adviser will further monitor investment positions in view of the portfolio as a whole in order to manage risk.

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In selecting investments for the Fund, the Adviser focuses on issuers that:

•	have strong, free cash flow and pay regular dividends

•	have potential for long-term earnings per share growth

•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business

•	are well-managed

•	will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed-income security and may result in above-average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. The Adviser will not rely on any specific rating criteria when deciding whether to invest the Fund’s assets in convertible securities and may invest its assets in convertible bonds that are rated “junk.”

The Fund emphasizes value. The Fund will generally take long positions in equity securities that the Adviser believes are undervalued and short positions in equity securities that the Adviser believes are overvalued.

If the Adviser finds that the premise upon which an investment was made is no longer intact, the Adviser will then reconsider the factors described above. If the investment is no longer attractive as a stand-alone investment or as part of the Fund’s portfolio, the Adviser may sell or, with respect to a short position, close such investment.

Investment Risks

Investing in the Fund involves the following risks:

No Operating History.  The Fund has no operating history. The Fund is subject to the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective, that the value of your investment could decline substantially and that it will not grow to an economically-viable size and thus might be liquidated at a time that is not beneficial for all shareholders.

The Fund’s Investment Activities.  The Fund’s investment activities involve a significant degree of risk. The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Adviser. Such factors include a wide range of economic, political, competitive and other conditions that may affect investments in general or specific industries or companies. In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of the Fund to realize profits. As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period.

Frequency of Trading.  The Adviser will sell a security or close a short position when it believes it is appropriate to do so, regardless of how long the Fund has held or been short the securities. The Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. High turnover will increase the Fund’s transaction costs and may increase your tax liability if the transactions result in capital gains. The frequency of the Fund’s trading will vary from year to year, depending on market conditions.

Non-Diversification.  Due to the nature of the Fund’s investment strategy and its non-diversified status, it is possible that a material amount of the Fund’s equity could be invested in the securities of only a few companies. Investing a significant portion of the Fund’s portfolio in any one issuer would subject the Fund to a greater degree of risk with respect to the failure of one or a few issuers.

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Hedging Transactions.  The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Specific strategies for reducing or “hedging” market exposure include buying put options on individual stocks or market indices, writing covered call options on stocks that the Fund owns or call options on market indices and establishing short futures positions on one or more market indices correlated with the Fund’s portfolio.

Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful.

Market Volatility.  The profitability of the Fund substantially depends upon the Adviser correctly assessing the future price movements of stocks, bonds, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price and interest rate movements.

Counterparty Creditworthiness.  The Fund intends to engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, Highland reviews and monitors the creditworthiness of any institution that enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Options.  There are several risks associated with transactions in options on securities, such as, exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

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Short Selling.  Short sales by the Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Leverage.  When deemed appropriate by the Adviser and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that the Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the net asset value of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the additional monies borrowed fails to cover their cost to the Fund, the net asset value of the Fund will generally decline faster than would otherwise be the case.

Non-U.S. Securities.  The Fund may invest any percentage of its total assets in non-U.S. securities, including securities of so-called emerging market issuers, which may include securities denominated in U.S. dollars; non-U.S. currencies or multinational currency units. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: expropriation or nationalization of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; economic, political or social instability; and diplomatic developments that could affect investments in those countries.

Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or

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depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in Non-U.S. Securities also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.

Emerging Markets.  The Fund may invest any percentage of its total assets in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Micro, Small and Mid-Cap Securities.  The Fund may invest in companies with micro, small or medium capitalizations. Securities issued by micro, small or mid-cap companies can be more volatile than, and perform differently from, securities issued by large-cap companies. There may be less trading in such companies’ securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with large-cap company securities. Such companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a micro, small or mid-cap security’s price than is the case for a large-cap security. In addition, such companies’ securities may not be well known to the investing public.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s Statement of Additional Information (“SAI”) and (ii) on the Fund’s website: http://www.highlandfunds.com.

MANAGEMENT OF THE FUND

Board of Trustees and Investment Adviser

The Board of Trustees of the Fund has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund. Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240 (“Highland”), serves as the investment adviser to the Fund. The Fund and Highland have entered into an investment advisory agreement (the “Investment Advisory Agreement”) pursuant to which Highland will provide the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research, and in that connection Highland furnishes offices, necessary facilities and equipment, personnel and pays the compensation of the Trustee of the Fund who is Highland’s affiliate. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s Average Daily Managed Assets. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the Fund’s annual report for the fiscal year ending August 31, 2007. The agreement with the Adviser may be terminated by the Fund or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, on 60 days’ written notice. In addition, the agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of July 31, 2006, Highland had approximately $27.6 billion in assets under management. Highland is also the Fund’s Administrator (see “Administrator/Sub-Administrator” in the SAI for details). Highland is

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controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Portfolio Managers

The Fund’s portfolio will initially be managed by Mauricio Chavarriaga and James D. Dondero. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Fund.

James D. Dondero.  Mr. Dondero is a founder and President of Highland. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia, 1984 with degrees in Accounting and Finance. Mr. Dondero is a Certified Public Accountant, Chartered Financial Analyst and a Certified Management Accountant.

Mauricio Chavarriaga.  Mr. Chavarriaga is Highland’s principal equity trader. Prior to his current position, Mr. Chavarriaga was a Director within Highland’s Business Development Group, primarily evaluating and executing transactions related to Highland’s merger & acquisitions activities. Prior to joining Highland in 2003, Mr. Chavarriaga worked for Merrill Lynch & Co. within that firm’s Global Leveraged Finance Group, originating, structuring and executing high yield bond and leveraged loan transactions. Mr. Chavarriaga originally joined Merrill Lynch in 1995 as an Analyst within the company’s Global Debt Markets sales and trading division, primarily focusing on corporate bond origination and trading, and subsequently transferred to the firm’s Global Leverage Finance Group as an Associate. Mr. Chavarriaga holds a BA in Business Administration from the University of Florida.

Distributor

Fund shares are offered for sale through PFPC Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, Pennsylvania 19406. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address.

HOW TO BUY SHARES

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase Fund shares from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Distributor with respect to the sale of shares of the Fund (a “Financial Advisor”), or PFPC Inc., the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on behalf of the Fund. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good form.” “Good form” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary signatures. Customer orders will be priced at the Fund’s net asset value (“NAV”) next computed after they are received by a Financial Advisor or its authorized designee. Investors may be charged a fee if they effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA Patriot Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you, which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your

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customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable. Outlined below are various methods for buying shares:

Method	Instructions

Through your financial advisor	Your financial advisor can help you establish your account and buy Fund shares on your behalf. To receive the current trading day’s price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the Fund, c/o the Transfer Agent, at the address noted below, a completed application and check made payable to “Highland Equity Opportunities Fund.”(2)
By check (existing account)(1)	For existing accounts, fill out and return to the Fund, c/o the Transfer Agent, at the address noted below, the additional investment stub included in your account statement, or send a letter of instruction, including the Fund name and account number, with a check made payable to “Highland Equity Opportunities Fund.”(2)
By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other Highland funds for shares of the same class of the Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the Fund, c/o the Transfer Agent, at the address noted below or call (877) 665-1287.(2)
By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Send funds by wire to:
PNC Bank, N.A. Philadelphia, PA ABA #031-0000-53 FFFC #8615597735 Highland Funds FBO: (Equity Opportunities Fund / [Your] Account number)
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to the Fund, c/o the Transfer Agent, at the address noted below. After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.(2)
By electronic funds transfer via automated clearing house (ACH)(1)	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two banking days to settle and be considered in “good form.” You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the Fund at (877) 665-1287 or visit the Fund’s website (http://www.highlandfunds.com).

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(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH that does not clear may be cancelled, and the investor will be responsible for any expenses and losses to the Fund.

(2)	Regular Mail: Send to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 Overnight Mail: Send to the Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860

Investment Minimums*

Initial Investment	$5,000
Subsequent Investments	$1,000
Automatic Investment Plan**	$200

*	For retirement plans, the investment minimum is $25 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and meet the initial investment minimum.

The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

DESCRIPTION OF CLASS Z SHARES

Multiple Class Fund

The Fund offers one class of shares in this Prospectus — Class Z Shares, which are available to eligible investors at NAV without a sales charge or contingent deferred sales charge. The Fund also offers two classes of shares to retail investors in a separate prospectus — Class A Shares and Class C Shares.

Eligible Investors

The Fund offers Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•	A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of Highland and any family member of any such trustee or employee

The Fund reserves the right to change the criteria for eligible investors. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may temporarily stop redeeming its shares when trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

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The Fund redeems its shares based on the net asset value next determined after the Transfer Agent or Financial Advisor receives your redemption request in proper form. See “Net Asset Value” for a description of the calculation of net asset value.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Fund’s Board of Trustees has adopted policies and procedures that impose a 2.00% redemption fee (short-term trading fee) on Class Z Shares that are redeemed or exchanged within two months or less after the date of a purchase. This fee is calculated based on the shares’ aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, is retained by the Fund, and does not benefit the Fund’s Adviser, Distributor or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems’ limitations and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These programs include programs utilizing omnibus accounts. The Fund seeks to apply these policies uniformly.

Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to the redemption fee.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

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You may redeem shares through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. IRA shareholders should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to: Highland Equity Opportunities Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.
By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 877-665-1287 or visiting our website at www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another investment company advised by the Adviser or participating in the Fund’s exchange privilege (see “Exchange of Shares”). Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.
• proceeds by check	The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.
• proceeds by bank wire	The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 877-665-1287 for more information about this plan.

Involuntary Redemption

The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

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Redemption Proceeds

A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days for checks and five business days for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined NAV after receipt by the Transfer Agent or your Financial Advisor of your redemption request.

The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only in the rare instance that the Board of Trustees believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash. If the Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors.

EXCHANGE OF SHARES

Shareholders of the Fund may exchange their shares on any business day for shares of the same share class of Highland Floating Rate Fund or Highland Floating Rate Advantage Fund (together, the “Floating Rate Funds”), and such exchanges will be effected at the relative daily NAVs, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Floating Rate Funds into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy the Floating Rate Funds’ current minimum investment account requirement. Call (877) 665-1287 for the applicable Floating Rate Fund’s prospectus, including applicable investment minimums, and read it carefully before investing. While exchanges from the Fund to either of the Floating Rate Funds may be effected on any business day at relative NAVs, the liquidation of shares of the Floating Rate Funds may be effected only on their respective quarterly repurchase dates.

You can also exchange your Fund shares for shares of the RBB Money Market Fund (the “Money Market Fund”). The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Floating Rate Funds may exchange their shares quarterly for shares of the same class of the Fund at the relative daily NAVs. The Floating Rate Funds are closed-end funds, the shares of which are continuously offered pursuant to their respective separate prospectuses. Shares of the Floating Rate Funds are not redeemable, but unlike most closed-end funds the shares of the Floating Rate Funds are not traded on a stock exchange. Consequently, the only way that a shareholder of each such fund may liquidate shares of those funds is by tendering shares, or effecting an exchange, on the next quarterly repurchase date. Shareholders of the Floating Rate Funds may exchange their shares for shares of one another or of the Fund pursuant to an SEC exemptive order that permits the Floating Rate Funds to comply with the 1940 Act exchange rule as though they were open-end funds.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes (see “Taxation”). The Fund may terminate your exchange privilege if the Adviser determines that your exchange activity is likely to impact adversely its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures. To

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exchange by telephone, call (877) 665-1287. Please have your account and taxpayer identification number available when calling.

NET ASSET VALUE

The NAV per share of the Fund’s Class Z Shares is calculated on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share next made after the purchase or redemption order is received in good form.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Fund’s Board of Trustees. Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost. All other portfolio securities are valued at fair value as determined in good faith pursuant to the Fund’s valuation policies. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices may also be deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades, but before the time for determination of the Fund’s NAV that has affected, or is likely to affect, more than minimally the NAV per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund’s NAV is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Trustees. In determining fair value, the Fund’s pricing procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. The Board of Trustees will review the Adviser’s fair value determinations periodically. The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and any capital gain distributions on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on

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the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. For more information, please see the SAI, under “Income Tax Considerations.” Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences to you of an investment in the Fund.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders.

Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

If you sell or otherwise dispose of shares of the Fund (including exchanging them for shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding.

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Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The discussions set forth herein and in the SAI do not constitute tax advice, and investors are urged to consult their own tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and fees and expenses of the Fund, we will send a single copy of the Fund’s prospectuses and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of our prospectuses and reports may be obtained by calling (877) 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

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Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information.  We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information.  We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information.  We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in Class Z Shares of Highland Equity Opportunities Fund (the "Fund"). Please read and retain this Prospectus for future reference. A Statement of Additional Information ("SAI") regarding the Fund, dated January 9, 2007, has been filed with the SEC. This Prospectus incorporates by reference the entire SAI (together with any supplement to it). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. You may obtain free copies of the SAI and the Fund's annual and semi-annual reports, request other information about the Fund and make other inquiries by calling the Fund at (877) 665-1287. The SAI and the Fund's annual and semi-annual reports are also available by visiting the Fund's website (http://www.highlandfunds.com) or writing to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. Information about the Fund (including the SAI and the Fund's annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (phone (202) 551-8090). Information about the Fund is available on the EDGAR Database on the SEC's website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's email address: (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Investment Co. Act File Number: 811-21866 You should rely only on the information contained in, or incorporated by reference into, this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Highland Funds c/o PFPC 101 Sabin Street Pawtucket, RI 02860 www.highlandfunds.com 2007-EOF-PROSZ

Filed pursuant to Rule 497(e)
Registration No. 333-132400
Statement of Additional Information Dated January 9, 2007
HIGHLAND EQUITY OPPORTUNITIES FUND
Class A, Class C and Class Z Shares
An investment portfolio of Highland Funds I
13455 Noel Road, Suite 800, Dallas, Texas 75240
(877) 665-1287
     This Statement of Additional Information (“SAI”) is not a prospectus but provides additional information that should be read in conjunction with the Fund’s Prospectuses dated January 9, 2007, and any supplements thereto. Copies of the Fund’s Prospectuses are available, upon request, by calling the Fund at (877) 665-1287, visiting the Fund’s web site (http://www.highlandfunds.com) or writing to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectuses.

THE FUND
     Highland Equity Opportunities Fund (the “Fund”) is a non-diversified, open-end management investment company. The Fund was organized as an investment portfolio or series of a Delaware statutory trust on February 28, 2006. The Fund offers three classes of shares: Classes A, C and Z.
INVESTMENT POLICIES AND STRATEGIES
     The following information supplements the discussion of the investment policies and strategies of the Fund described in the Prospectuses. In pursuing its objective, the Fund will invest as described in the Prospectuses and as described below with respect to the following non-principal investments and strategies. The investment objective of the Fund is a non-fundamental policy and thus may be changed by the Board of Trustees of the Fund without the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of the Fund means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
     In addition to the principal investments described in the Prospectus, the Adviser may also invest some of the Fund’s assets in short-term United States Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. If the Adviser, however, believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of Fund assets may be invested in such obligations. The Fund may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33 1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). The Fund may also invest up to 20% of its Assets in high yield bonds (also known as “junk bonds”) which are bonds rated below investment grade. From time to time, in the sole discretion of the Adviser, cash balances of the Fund may be placed in a money market fund or investments may be made in shares of other investment companies.
     Limited Role in Affairs of Portfolio Companies. Although the Adviser does not take an active role in the affairs of the companies in which the Fund has a position other than voting proxies with respect to the Fund’s portfolio holdings, it will be the policy of the Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser reserves the option for any of its partners to accept a role on the board of directors of any company, regardless of whether the Fund holds any of the company’s securities.
     Financial Futures. The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
     When-Issued Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will undertake reverse repurchase transactions to assist in the management of its portfolio and to obtain additional liquidity. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that if securities are sold by the Fund under a reverse repurchase agreement, the Fund set aside cash or permissible liquid securities from its portfolio, marked to market daily and having a value equal to the proceeds received on any sale subject to repurchase. Reverse repurchase agreements are considered borrowings of money by the Fund and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.”
     High-Yield Securities. A portion of the Fund’s investments will consist of investments that may generally be characterized as “high-yield securities” or “high-yield bonds” (also known as “junk bonds”). Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations.
RISK FACTORS
     Operating Deficits. The expenses of operating the Fund (including the fees payable to Highland) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.
     Accuracy of Public Information. The Adviser selects investments for the Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it is appropriate and when it is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.
     Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Fund to loss. Also, such a suspension could render it impossible for the Adviser to liquidate positions and thereby expose the Fund to potential losses.
     Investments in Money Market Funds and other Investment Companies. If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of such investment company.
     When-Issued Securities and Forward Commitments. Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.
     Reverse Repurchase Agreements. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.
     High-Yield Securities. A portion of the Fund’s investments will consist of investments that may generally be characterized as “high-yield securities” or “high-yield bonds” (also known as “junk bonds”). Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.
     High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.
     The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

     High-yield securities purchased by the Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.
INVESTMENT RESTRICTIONS
     The investment restrictions below have been adopted by the Board of Trustees. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of the Fund or pertains to the Fund’s limitations on borrowing and investment in illiquid securities.
     Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as previously defined). The Fund may not:
     1. Purchase any security that would cause the Fund to concentrate (invest more than 25% of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
     2. Issue senior securities (including borrowing money, including on margin if margin securities are owned, and through entering into reverse repurchase agreements) in excess of 33 1/3% of the Fund’s total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;
     3. Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;
     4. Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;
     5. Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
     6. Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

Non-Fundamental Investment Restrictions. The Fund is also subject to the following investment restrictions and policies that may be changed by the Board of Trustees of the Fund without shareholder approval. The Fund may not:
     1. As an operating policy and notwithstanding the Fund’s fundamental investment restriction number 6, acquire debt securities or enter into repurchase agreements if, as a result thereof, more than 20% of the Fund’s total assets would be invested in debt securities or repurchase agreements;
     2. Acquire any illiquid securities, such as repurchase agreements with more than seven calendar days to maturity or fixed time deposits with a duration of over seven calendar days, if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid;
     3. Acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased); and
     4. Borrow on margin, notwithstanding the Fund’s fundamental investment restriction number 2, until such activity is permitted by applicable law.
MANAGEMENT
     The Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Fund. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, TX 75240.

Number of
Portfolios in
		Term of		Highland Fund	Other
		Office and		Complex	Directorships/
	Position	Length of	Principal Occupation(s)	Overseen	Trusteeships
Name and Age	with Fund	Time Served	During Past Five Years	by Trustee (1)	Held

INDEPENDENT TRUSTEES

Timothy K. Hui (Age 58)	Trustee	Indefinite Term; Trustee since inception in 2006	Assistant Provost for Graduate Education since July 2004; Assistant Provost for Educational Resources, July 2001 to June 2004, Philadelphia Biblical University.	11	None

				Number of
				Portfolios in
		Term of		Highland Fund	Other
		Office and		Complex	Directorships/
	Position	Length of	Principal Occupation(s)	Overseen	Trusteeships
Name and Age	with Fund	Time Served	During Past Five Years	by Trustee (1)	Held
Scott F. Kavanaugh (Age 45)	Trustee	Indefinite Term; Trustee since inception in 2006	Private Investor; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President, Director and Treasurer, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, (an investment banking firm), April 1998 to February 2003.	11	None

James F. Leary (Age 76)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc., (a financial consulting firm) since January 1999.	11	Board Member of Capstone Series Fund, Inc. (3 portfolios)

Bryan A. Ward (Age 51)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP since January 2002; Special Projects Advisor, Accenture, LLP with focus on the oil and gas industry, September 1998 to December 2001.	11	None

INTERESTED TRUSTEE (2)

R. Joseph Dougherty (Age 36)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Portfolio Manager of the Adviser since 2000.	11	None

OFFICERS (3)

James D. Dondero (Age 44)	Chief Executive Officer and President	Indefinite Term; Officer since inception in 2006	President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Adviser.

Number of
Portfolios in
		Term of		Highland Fund	Other
		Office and		Complex	Directorships/
	Position	Length of	Principal Occupation(s)	Overseen	Trusteeships
Name and Age	with Fund	Time Served	During Past Five Years	by Trustee (1)	Held

Mark Okada (Age 44)	Executive Vice President	Indefinite Term; Officer since inception in 2006	Executive Vice President of Strand; Chief Investment Officer of the Adviser.

R. Joseph Dougherty (Age 36)	Senior Vice President	Indefinite Term; Officer since inception in 2006	Senior Portfolio Manager of the Adviser since 2000.

M. Jason Blackburn (Age 30)	Secretary, Chief Financial Officer and Treasurer	Indefinite Term; Officer since inception in 2006	Assistant Controller of the Adviser since November 2001; Accountant, KPMG LLP, September 1999 to October 2001.

Michael S. Minces (Age 32)	Chief Compliance Officer	Indefinite Term; Officer since inception in 2006	Chief Compliance Officer of the Adviser since August 2004; Associate, Akin Gump Strauss Hauer & Feld LLP (law firm), October 2003 to August 2004; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm), October 2000 to March 2003.

(1)	The Highland Fund Complex consists of the following registered investment companies: Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Corporate Opportunities Fund, Restoration Opportunities Fund, Prospect Street® High Income Portfolio Inc., Prospect Street® Income Shares Inc., Highland Credit Strategies Fund, Highland Funds I and Highland Real Estate Fund (each a “Highland Fund” and collectively the “Highland Funds”).

(2)	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser.

(3)	Each officer also serves in the same capacity for each of the Highland Funds.
     Trustees’ Compensation. The officers of the Fund and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. The following table sets forth the aggregate compensation paid to each of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) by the Fund and the total compensation paid to each of the Trustees by the Highland Fund Complex for the calendar year ended December 31, 2005.

Name of	Aggregate Compensation	Total Compensation From
Trustee	From the Fund (1)	the Highland Fund Complex
Interested Trustee

R. Joseph Dougherty	$0	$0

Independent Trustees

Timothy K. Hui	$0	$90,000
Scott F. Kavanaugh	$0	$90,000
James F. Leary	$0	$90,000
Bryan A. Ward	$0	$90,000

(1)	The Fund has not completed its first full year since its organization; however, the Fund’s existing compensation agreement with the Independent Trustees provides for a fee of $10,000 per year.
     Role of the Board of Trustees. The Trustees of the Fund are responsible for the overall management and supervision of the Fund’s affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Fund will have three committees, the Audit Committee, the Nominating Committee and the Litigation Committee, each of which is composed of the Independent Trustees.
     Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Trustees, the function of the Audit Committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward.
     Nominating Committee. The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward.
     Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and the Adviser or another client of the Adviser. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward.
     Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations

regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward.
     Share Ownership. The following table shows the dollar range of equity securities beneficially owned by the Fund’s Trustees in the Fund and the aggregate dollar range of equity securities owned by the Fund’s Trustees in all Funds overseen by the Trustee in the Highland Fund Complex as of December 31, 2005. On December 4, 2006, the Adviser owned all of the outstanding shares of the Fund, which is the sole series of the Trust; therefore, the Adviser controlled both the Fund and the Trust.

		Aggregate Dollar Range of Equity Securities
Name of	Dollar Range of Equity Securities	Owned in All Funds Overseen by Trustee in
Trustee	Owned in the Fund	the Highland Fund Complex
Interested Trustee

R. Joseph Dougherty	$0	over $100,000

Independent Trustees

Timothy K. Hui	$0	$1 - $10,000
Scott F. Kavanaugh	$0	$10,001 - $50,000
James F. Leary	$0	$10,001 - $50,000
Bryan A. Ward	$0	$1 - $10,000
     Trustee Positions. As of September 30, 2006, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with any such entity.
     Code of Ethics. The Fund and the Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics for the Fund and the Adviser personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.
     Anti-Money Laundering Compliance. The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, it may not be permitted to inform the shareholder that it has taken the actions described above.

     Proxy Voting Policies. The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. The Adviser has adopted a proxy voting policy (the “Policy”) and proxy voting guidelines (the “Guidelines”) that provide as follows:
•	The Adviser votes proxies in respect of the Fund’s securities in the Fund’s best economic interests and without regard to the interests of the Adviser or any client of the Adviser.

•	Unless the Adviser’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decisions) or as otherwise provided by the Policy, the Adviser votes proxies in a manner consistent with the Guidelines.

•	To avoid material conflicts of interest, the Adviser applies the Guidelines in an objective and consistent manner across the Fund’s account. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Fund, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Adviser will disclose to the Fund’s Board the conflict and the Committee’s determination of the matter in which to vote.

•	The Adviser also may determine not to vote proxies in respect of securities of the Fund if it determines it would be in the Fund’s overall best interests not to vote.
     The Guidelines also address how the Adviser will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, the Adviser generally will:
•	Vote in elections of directors on a case-by-case basis;

•	Support proposals seeking increased disclosure of executive compensation; and

•	Support management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
     The Fund’s proxy voting record for the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (877) 665-1287 and (2) on the SEC’s website (http://www.sec.gov). Information as of June 30th each year will generally be available on or about the following September 1st.
     Policy on Disclosure of Portfolio Holdings. The Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. A list of the entities that receive the Fund’s portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end

     In addition, certain service providers to the Fund or the Adviser, Transfer Agent or Distributor may for legitimate business purposes receive the Fund’s portfolio holdings information earlier than 30 days after month end, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund, transfer agents and entities providing CDSC (as defined below under “Distributor”) financing. If the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.
     Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund, or the Adviser, or any other person for these disclosures. The Fund’s Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.
     Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).
     Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the Fund’s website www.highlandfunds.com and on the SEC’s website at www.sec.gov.
     The Fund’s top ten holdings also are posted on www.highlandfunds.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.
     Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.
INVESTMENT ADVISORY SERVICES
     Highland serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Under the Investment Advisory Agreement, Highland receives from the Fund a monthly fee, computed and accrued daily, at the annual rate of 2.25% of the “Average Daily Managed Assets” of the Fund. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
     Highland carries out its duties under the Investment Advisory Agreement at its own expense. The Fund will pay its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.
     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Highland, Highland shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.
     Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion. See “Information Regarding Portfolio Managers – Conflicts of Interest.”
ADMINISTRATOR/SUB-ADMINISTRATOR
     Under an administration agreement dated as of December 4, 2006, Highland also provides administration services to the Fund, provides executive and other personnel necessary to administer the Fund and furnishes office space. Highland receives a monthly administration fee from the Fund, computed and accrued daily, at an annual rate of 0.20% of the Fund’s average daily managed assets. The Fund pays all expenses other than those paid by Highland, including but not limited to printing and postage charges, securities registration and custodian fees. Under a separate sub-administration agreement, dated as of December 4, 2006, Highland has delegated certain administrative functions to PFPC Inc. (“PFPC”), 760 Moore Road, King of Prussia, Pennsylvania 19406, at an annual rate, payable by Highland, of 0.01% of the Fund’s average daily managed assets.
ACCOUNTING SERVICES AGENT
     PFPC provides accounting services to the Fund pursuant to an accounting services agreement dated as of December 4, 2006. PFPC receives a monthly accounting services fee from the Fund, computed and accrued daily, at an annual rate of 0.075% of the total assets of the Fund for the first $200 million, 0.055% of the total assets of the Fund for the next $200 million and 0.035% of the total assets of the Fund over $400 million.

DISTRIBUTION AND SERVICE FEE PLAN
     Beginning on the 13th month after purchase, the Plan requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor on an annual basis, not to exceed 0.10% of the average daily net assets attributable to Class A Shares and 0.75% of the average daily net assets of its Class C Shares. Commencing after the Fund’s first fiscal year, the nature and amount of Plan payments to broker-dealers made during the Fund’s prior fiscal year will be set forth in the Fund’s SAI.
     While the Plan is in effect, the Trust shall satisfy the “fund governance standards” as defined in Rule 0-1(a)(7) under the 1940 Act. It should be noted, however, that in August 2005 the Court of Appeals for the District of Columbia Circuit (the “D.C. Circuit”) stayed the January 16, 2006 effective date of subparagraphs (i) and (iv) of Rule 0-1(a)(7), which provisions require that a fund Board have at least 75% of its members independent and an independent Board Chairman, respectively. In April 2006, the D.C. Circuit vacated the provisions, but delayed issuing its mandate for 90 days, specifying that the delay would afford the SEC a chance to reopen the record for comment on the costs of implementing the two provisions. In June 2006, the SEC issued a solicitation of additional comments on the costs of complying with the two provisions.
TRANSFER AGENT
     PFPC provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, PFPC maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.
CUSTODIAN
     PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is the custodian for the Fund. PFPC Trust Company is responsible for holding all securities, other investments and cash; receiving and paying for securities purchased; delivering against payment securities sold; receiving and collecting income from investments; making all payments covering expenses; and performing other administrative duties, all as directed by authorized persons. PFPC Trust Company does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The independent registered public accounting firm for the Fund is PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and the federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.
INFORMATION REGARDING PORTFOLIO MANAGERS
     The portfolio managers of the Fund are Mauricio Chavarriaga and James D. Dondero.
     As of August 31, 2006, Mauricio Chavarriaga managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	—	—	—	—

Other Pooled Investment Vehicles:	2	$183	2	$183

Other Accounts:	—	—	—	—
     As of August 31, 2006, James D. Dondero managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	3	$1,047	2	$137

Other Pooled Investment Vehicles:	10	$5,872	9	$5,821

Other Accounts:	—	—	—	—
     Conflicts of Interests. The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
     The Adviser expects to apply to the SEC for exemptive relief to enable the Fund and registered investment companies advised by the Adviser to co-invest with other accounts and funds managed by the Adviser and its affiliates in certain privately-placed securities and other situations. There are no assurances that the Adviser will receive the requested relief. If such relief is not obtained and until it is obtained, the Adviser may be required to allocate some investments solely to any of the Fund, a registered fund, or another account or fund advised by the Adviser or its affiliates. This restriction could preclude the Fund from investing in certain securities it would otherwise be interested in and could adversely affect the speed at which the Fund is able to invest its assets and, consequently, the performance of the Fund.
     Compensation. Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Investment Adviser, such as its “Option It Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     Option It Plan — The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
     Long-Term Incentive Plan — The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
     Portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
     The portfolio managers do not currently own any shares of the Fund, the public offering of which is expected to commence on or about the date of this SAI.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Selection of Broker-Dealers; Order Placement. Subject to the overall review of the Fund’s Board of Trustees, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in senior loans and Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).
     Commission Rates; Brokerage and Research Services. In placing orders for the Fund’s portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive commissions or spreads, the Fund will not necessarily be paying the lowest commission or spread available.
     Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does not currently consider “brokerage and research services” (as defined in the Securities Exchange Act) provided by brokers who effect portfolio transactions with the Adviser or the Fund, but in the future may choose to do so subject to the review of the Fund’s Board of Trustees and amendment to this SAI. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.
     Affiliated Brokerage. The Fund and Highland are currently affiliated with Nexbank Securities, Inc. (“Nexbank”), an NASD member broker-dealer that is indirectly controlled by the principals of Highland. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to compliance with policies and procedures adopted pursuant to a 1940 Act rule. These policies and procedures were designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.
DESCRIPTION OF THE FUND’S SHARES
     The Fund is a series of Highland Funds I (the “Trust”), a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust may, but is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund’s shares to replace its Trustees. The Trust’s Board of Trustees is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. The Fund currently offers Class A, Class C and Class Z shares. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.
     There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. At the option of the shareholder, shares will be redeemed at NAV, subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the applicable Prospectus.
     The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares can elect 100% of the trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

Description of the Trust
     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Highland Funds I Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
     The Declaration of Trust provides no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to Highland Funds I or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.
     Highland Funds I shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.
Trust Matters
     The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.
     Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.
Shareholder Approval
     Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund or the Trust at a meeting called for the purpose of considering such approval.
Information for Shareholders
     All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Distributor, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. For assistance, call 877-665-1287 or through the internet at www.highlandfunds.com.
PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
     The following information supplements the discussion of methods for reducing or eliminating sales charges in the Prospectus.
     Letter of Intent (Class A shares only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a 13-month period pursuant to a Letter of Intent (“Statement”).

A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all shares (of any class) of the Highland Funds held by the shareholder on the date of the Statement. The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement may be backdated to reflect purchases within 90 days.
     During the term of a Statement, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and those shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or the Fund to sell the amount specified in the Statement.
     If a shareholder exceeds the amount specified in the Statement and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the Financial Advisor shall return to the Distributor the excess commission previously paid during the 13-month period.
     If the amount specified in the Statement is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted to the shareholder’s Financial Advisor of record.
     Additional information about and the terms of Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.
     Reinstatement Privilege. A shareholder who has redeemed Class A or C shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of another Highland Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.
     Privileges of Financial Services Firms. Class A shares of the Fund may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.
     Privileges of certain Shareholders. Any shareholder eligible to buy Class Z shares of any Highland Fund may purchase Class A shares of another Highland Fund at NAV in those cases where a Class Z share is not available. Qualifying shareholders will not be subject to a Class A initial sales charge or CSDC; however, they will be subject to the annual Rule 12b-1 distribution and service fee.
     Sponsored Arrangements. Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.
     Class A shares may also be purchased at reduced or no sales charge by clients of Financial Advisors that have entered into agreements with the Distributor pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.
     Waiver of CDSCs. CDSCs may be waived on redemptions in the following situations with the proper documentation:
1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class C shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the Plan document).
     The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.
INCOME TAX CONSIDERATIONS
     The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares by U.S. persons. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).
     The discussions set forth herein and in the Prospectus do not constitute tax advice, and potential investors are urged to consult their own tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
Taxation of the Fund
     The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:
     (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code).
     (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of: (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).
     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of: (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.
     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of: (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.
     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) or (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.
     If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income prior to the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under “Taxation of Shareholders.”
     If the Fund invests in the shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.
     Dividends, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Fund does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.
Taxation of Shareholders
     The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom: (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.
     Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.
     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

     Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.
     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.
     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.
     If you sell or otherwise dispose of shares of the Fund (including exchange them for shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.
     Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.
     Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisors.
     The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of Highland Funds I and the Shareholder of Highland Equity Opportunities Fund:
In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Highland Equity Opportunities Fund, the sole investment portfolio of Highland Funds I, (the “Trust”) at November 21, 2006, in conformity with accounting principles generally accepted in the United States of America. This financial statement (hereafter referred to as the “financial statement”) is the responsibility of the Trust’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
PricewaterhouseCoopers
Dallas, Texas
November 21, 2006

HIGHLAND EQUITY OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
As of November 21, 2006

ASSETS
Cash	$100,000

Total assets	$100,000

LIABILITIES
Total Liabilities	$0

Net Assets	$100,000

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest $.001 par value -	$10
Authorized — Unlimited
Outstanding — 10,000
Capital in excess of par value	$99,990
Undistributed/(overdistributed) Net Investment Income	$—
Accumulated net realized gain/(loss)	$—
Unrealized appreciation/(depreciation) of Investments	$—

Net Assets	$100,000

Class A
Net Assets	$1,000.00
Shares Outstanding (unlimited authorization)	100
Net asset value per share (Net Assets/Shares Outstanding)	$10.00

Class C
Net Assets	$1,000.00
Shares Outstanding (unlimited authorization)	100
Net asset value per share (Net Assets/Shares Outstanding)	$10.00

Class Z
Net Assets	$98,000.00
Shares Outstanding (unlimited authorization)	9,800
Net asset value per share (Net Assets/Shares Outstanding)	$10.00

HIGHLAND EQUITY OPPORTUNITIES FUND
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
As of November 21, 2006
1. ORGANIZATION
     Highland Funds I (the “Trust”) was formed as a Delaware statutory trust on February 28, 2006. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “Act”), and is comprised of the Highland Equity Opportunities Fund (the “Fund”), currently the Trust’s sole investment portfolio. The Trust is authorized to issue an unlimited number of transferable shares of beneficial interest, par value $.001, per share (each a “Share” and collectively, the “Shares”). The Trustees may from time to time authorize the reclassification of Shares into investment portfolios or series in addition to the Fund. The Fund currently offers three classes of Shares; the Fund may offer additional classes of Shares in the future.
     The investment objective of the Fund is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities. The Fund invests, under normal circumstances, at least 80% of the value of its “Assets” in equity securities. “Assets” means net assets, plus the amount of any borrowings for investment purposes. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization. In addition, the Fund may invest up to 20% of the value of its Assets in a wide variety of other, non-equity securities and financial instruments, domestic or foreign, of all kinds and descriptions, including but not limited to, bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest any percentage of its assets in securities of non-U.S. issuers, including emerging market issuers.
     The Fund has had no operations other than those actions relating to organizational matters. As of November 20, 2006, all outstanding Shares of the Fund are owned by Highland Capital Management, L.P. (“Highland”).
2. SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
     ORGANIZATION AND OFFERING EXPENSES: All costs incurred by the Trust in connection with the organization of the Fund, principally professional fees and printing, will be paid on behalf of the Trust by Highland and will not be borne by the Trust or the Fund.
     FEDERAL INCOME TAXES: The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.
     USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
3. RELATED PARTY TRANSACTIONS
     Highland is the investment adviser to the Fund. The Fund pays monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
     Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets.
     Pursuant to a written fee waiver and expense reimbursement agreement, Highland has agreed to waive its advisory and/or administration fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes, and extraordinary expenses, if any) so that such annual expenses will not exceed 2.60% of the Average Daily Managed Assets for each of Class A, Class C and Class Z Shares for the Fund’s first 12 months of operations. Additionally, Highland voluntarily has agreed to waive 100% of the advisory fee, which agreement may be terminated at any time by Highland upon 14 days’ written notice to investors.

APPENDIX — RATINGS CATEGORIES
Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s and S&P.
Corporate Bond Ratings
Moody’s
Long-term
Aaa
Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa
Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.
A
Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa
Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba
Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa
Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca
Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C
Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa.’ The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Prime rating system (short-term)
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
S&P
Long-term
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
r
The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
N.R.
The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.
Short-term
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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